Exhibit 99.1

CONSENT

My signature below constitutes that I hereby consent to the use of my name as a director nominee in Primerica, Inc.’s registration statement on Form S-1 (File No. 333-162918) filed with the Securities and Exchange Commission.

Date:	February 26, 2010	Signature:	/s/ Michael Martin
		Print Name:	Michael Martin